UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00749

STONEBRIDGE FUNDS TRUST
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Richard C. Barrett, President Stonebridge Funds Trust 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-639-3935

Date of fiscal year end:	October 31

Date of reporting period:	April 30

Item1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

For The Six Months Ended

April 30, 2005

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees and President

Debra L. Newman, Vice President, Treasurer, and Chief

Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Jeffrey W. Mark, Secretary

INVESTMENT ADVISER

STONEBRIDGE CAPITAL MANAGEMENT,

INCORPORATED

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR AND FUND ACCOUNTANT

ALPS MUTUAL FUNDS SERVICES, INC.

1625 Broadway, Suite 2200

Denver, Colorado 80202

DISTRIBUTOR

ALPS DISTRIBUTORS, INC.

1625 Broadway, Suite 2200

Denver, Colorado 80202

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES-MIDWEST

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

FIFTH THIRD BANK

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

PAUL, HASTINGS, JANOFSKY & WALKER LLP

515 S. Flower Street

Los Angeles, California 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

LETTER TO SHAREHOLDERS

Overview

Over the last two months, investment concerns in the marketplace have broadened from predominantly geopolitical to include the strength (or lack thereof) of the U.S. economy. Oil prices remain high, the Federal Reserve continues to raise interest rates and the dollar remains weak. What does this imply for consumer, business and government spending – the drivers of our domestic economy?

In a past letter to our shareholders, we argued that oil prices today, roughly $50/barrel, do not have the same impact upon our economy as they did 20 years ago. First and foremost, the U.S. economy uses 40% less energy to produce one dollar of economic output. Clearly, our migration from a heavily industrialized economy to a service-oriented economy has decreased our need for energy. Second, the domestic manufacturing that remains is much more efficient than the manufacturing assets built 20 years ago – the fruits of technological advancement. And last, adjusting today’s $50 price per barrel for inflation implies that oil prices were in excess of $70/barrel during the last oil crisis. So, while higher oil prices have been a tax on the consumer at the gas pump, the rapid rise in crude oil prices (100% over two years) is not large enough to cause a significant slowdown to our economy.

In regard to interest rates, the Federal Reserve has been raising short-term rates at a “measured pace” from 1% to 3% over the last 11 months. Despite this rise in short-term rates, long-term rates have surprisingly fallen since Mr. Greenspan began raising the federal funds rate 12 months ago. In other words, the yield curve has dramatically flattened since June 2004. As such, borrowing costs for consumers, businesses and even the government remain cheap by historical standards, allowing for continued expansion in spending. Going forward, we still believe that the ten-year treasury will be above 5% by the end of 2005 as a result of a mild pick-up in inflation. Even if the ten-year treasury rose to 6%, we do not believe that would crimp demand for borrowing or stall the economy.

Over the last year or so, the media has barraged the casual viewer about the weakness in the U.S. dollar relative to other currencies. It is true that the dollar is weaker relative to the euro dollar and the Japanese yen. However, the vast majority of our trade occurs with countries that are pegged to the U.S. dollar – China, Saudi Arabia, Southeast Asia, and South America. As such, a weak dollar relative to the euro and the yen has actually been a good thing! It means that our manufactured goods are more price competitive relative to Japanese and European goods. One simple example is Boeing – it has received a record number of aircraft orders relative to Airbus over the last 24 months - we believe this to be a function of currency rates. This inverse relationship between the U.S. dollar and U.S. exports has been persistent throughout the years.

Economic sector performance continued its recent trend during the past six months with the energy sector and utility sector leading the broad market slightly higher. The energy sector led the pack by a wide margin – with the Energy SPDR Index rising 15%. On the other hand, technology was the worst-performing economic sector again – with the Technology SPDR Index experiencing a 5% fall during the six-month period. The Funds captured some of this disparity in sector performance by over-weighting the energy sector - a strategy that we have employed for over two years now. However, we have reduced our energy allocation since early April as we have become concerned with rising inventories of crude oil. We are now in a position of being slightly underweight in energy relative to our benchmarks. On the other hand, we did add to our technology exposure over the past few months, bringing the aggregate position to an overweight relative to our benchmarks. Company valuations within the technology sector have become very compelling for the first time in over five years. And, with healthy corporate balance sheets and growing corporate cash flows, we believe that companies will increase their technology purchases.

Looking ahead, we continue to believe that the demographic trends will continue to favor the financial and healthcare sectors over the next ten to twenty years. Therefore, we remain equal to overweighted in those sectors relative to our benchmarks. Within healthcare, we will continue to minimize our exposure to pharmaceuticals, while broadening our exposure to medical technology and biotech. In the financial area, we remain wary of interest-sensitive financial companies in this rising rate environment and will play defense by owning high-quality, high-dividend paying companies.

THE STONEBRIDGE GROWTH FUND

For the fiscal year to date through April 30, 2005, the Stonebridge Growth Fund returned 1.98%, slightly less than the S&P 500 return of 3.28%. The extensive probe into the insurance industry, headed by the Attorney General of New York, prompted an exit from some of our insurance related investments due to the fear of potential fraud. This action resulted in a higher than normal level of cash at the beginning of November. When the equity markets rose dramatically following Bush’s re-election in early November, our cash position inhibited the Fund’s price appreciation relative to the market. However, since the beginning of 2005, our defensive stance has rewarded our shareholders in relative performance as the market declined 4.0% versus 3.5% for the Fund. We have reduced our exposure to consumer cyclical companies like Mattel and added to consumer staples companies like Wal-Mart. That swap, in particular, has worked well for the Fund, especially since Mattel missed its quarterly earnings estimate in early April and Wal-Mart continues to perform well. In addition, we also reduced our exposure to the energy sector in a timely manner, and have increased our exposure to technology and non-pharmaceutical healthcare with an investment in Stryker Corporation.

Growth Fund Sector Allocation as a Percent of Net Assets as of April 30, 2005

Our strategy continues to emphasize the search for companies that have pricing power in this increasingly inflationary environment. The growing needs of the aging baby-boomer population support our overweight exposure to healthcare. As mentioned earlier, we have increased our holdings in technology as well, as we find valuations compelling and balance sheets the healthiest in over 30 years. In the past, corporate America has benefited from its technology investment in the form of higher productivity gains. Given the recent slowdown in productivity and the lack of robust technology spending since 2000, we are optimistic that corporate capital spending will gain momentum later this year and into 2006.

THE STONEBRIDGE AGGRESSIVE GROWTH FUND

For the fiscal year to date through April 30, 2005, the Stonebridge Aggressive Growth Fund posted a return of 5.30%, far exceeding the negative 0.12% return of the Russell 2000 Index. Similar to the Growth Fund, the Aggressive Growth Fund was over-weighted in healthcare and energy companies, which performed extremely well during the period. Further, we received validation on some of our under-priced investments as several of these companies were acquired during the six-month period, significantly boosting our results. Intier Automotive, Biosource and CTI Molecular each received acquisition offers.

Aggressive Growth Fund Sector Allocation as a Percent of Net Assets as of April 30, 2005

Our sector allocation strategy in the Aggressive Growth Fund is very similar to that outlined for the Growth Fund, except that we are looking for smaller, more aggressive companies that will gain market share and compete effectively against their peer groups. We continue to research and invest in companies with pricing power and thus remain heavily weighted towards healthcare and technology. Similarly, we have reduced our investment exposure to energy, thus converting some of these paper profits into realized gains for the Fund.

CONCLUSION

We remain optimistic regarding the U.S. economy and expect 2005 to be a year of approximately 3.5% economic growth. While some are concerned with high oil prices, rising interest rates, and a weak dollar, we believe their influence upon the economy is over-stated. Instead, we believe the economy is well positioned to continue its trajectory of moderate growth, as businesses become increasingly confident and invest in plants, property, equipment, research and employees. As mentioned earlier, corporations are the healthiest they have been in over 30 years – a result of rising productivity and persistent demand. Consumers also remain in good shape, and the government is likely to continue its high level of spending given the dynamics in the Middle East.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

May 11, 2005

DEFINITION OF INDICES

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Russell 2000 Index (Russell 2000), an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Index represents approximately 11% of the total market capitalization of the Russell 3000 Index. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Statement of Investments

April 30, 2005 (Unaudited)

	Shares	Market Value
COMMON STOCKS - (99.7%)
CONSUMER DISCRETIONARY - (16.6%)
Department Stores - (2.9%)
Kohl’s Corp*	13,000	$618,800

Motorcycle Manufacturers - (1.7%)
Harley-Davidson Inc	8,000	376,160

Movies and Entertainment - (4.0%)
Viacom Inc - Class B	25,000	865,500

Publishing - (2.0%)
McGraw-Hill Companies Inc	5,000	435,400

Restaurants - (3.0%)
Outback Steakhouse Inc	16,000	646,400

Retail - Home Improvement - (3.0%)
Home Depot Inc	18,000	636,660
TOTAL CONSUMER DISCRETIONARY		3,578,920

CONSUMER STAPLES - (11.8%)
Retail - (4.5%)
Costco Wholesale Corp	10,000	405,800
Wal-Mart Stores Inc	12,000	565,680
		971,480
Soft Drinks - (7.3%)
Coca-Cola Co	18,000	781,920
PepsiCo Inc	14,000	778,960
		1,560,880
TOTAL CONSUMER STAPLES		2,532,360

ENERGY - (8.0%)
Oil & Gas - Exploration & Production - (3.2%)
Anadarko Petroleum Corp	3,000	219,120
Devon Energy Corp	5,000	225,850
Houston Exploration Co*	5,000	254,700
		699,670

Oil & Gas - Integrated - (4.8%)
ChevronTexaco Corp	10,000	520,000
Exxon Mobil Corp	9,000	513,270
		1,033,270
TOTAL ENERGY		1,732,940

	Shares	Market Value
COMMON STOCKS - (Continued)
FINANCIAL - (20.3%)
Diverse Financial Services - (8.7%)
Bear Stearns Co	3,500	$331,310
Citigroup Inc	15,000	704,400
Goldman Sachs Group Inc	3,500	373,765
State Street Corp	10,000	462,300
		1,871,775
Insurance - Brokers - (2.6%)
Arthur J Gallagher & Co	20,000	556,800

Insurance - Property & Casualty - (3.3%)
XL Capital Ltd - Class A	10,000	703,000

Regional Banks - (5.7%)
Bank of New York Co Inc	18,000	502,920
Suntrust Bank Inc	10,000	728,300
		1,231,220
TOTAL FINANCIAL		4,362,795

HEALTHCARE - (14.4%)
Biotechnology - (1.9%)
Charles River Laboratories International Inc*	8,500	402,645

Medical Products - (5.9%)
Medtronic Inc	15,000	790,500
Stryker Corp	10,000	485,500
		1,276,000
Pharmaceuticals - (6.6%)
Johnson & Johnson Inc	9,000	617,670
Pfizer Inc	30,000	815,100
		1,432,770
TOTAL HEALTHCARE		3,111,415

INDUSTRIALS - (8.1%)
Industrial Conglomerates - (5.8%)
General Electric Co	19,500	705,900
Teleflex Inc	10,000	534,700
		1,240,600
Trade Companies & Distributors - (2.3%)
W.W. Grainger Inc	9,000	497,610
TOTAL INDUSTRIALS		1,738,210

	Shares	Market Value
COMMON STOCKS - (Continued)
MATERIALS - (1.2%)
Diverse Metals & Mining - (1.2%)
Peabody Energy Corp	6,000	$262,620
TOTAL MATERIALS		262,620

TECHNOLOGY - (19.3%)
Communications Equipment - (1.0%)
Qualcomm Inc	6,000	209,340

Semiconductors - (8.8%)
Intel Corp	30,000	705,600
Taiwan Semiconductor Manufacturing Company Ltd	59,998	516,584
Xilinx Inc	25,000	673,500
		1,895,684
Systems Software - (9.5%)
Intuit Inc*	15,000	604,500
Microsoft Corp	30,000	759,000
Oracle Corp*	60,000	693,600
		2,057,100
TOTAL TECHNOLOGY		4,162,124

TOTAL COMMON STOCKS
(Cost $18,502,746)		21,481,384

MUTUAL FUNDS - (0.2%)
Fifth Third U.S. Treasury Fund	39,112	39,112
TOTAL MUTUAL FUNDS
(Cost $39,112)		39,112

TOTAL INVESTMENTS - (99.9%)
(Cost $18,541,858)		$21,520,496

OTHER ASSETS IN EXCESS OF LIABILITIES - (0.1%)		22,083

NET ASSETS (100.0%)		$21,542,579

*Securities on which no cash dividends were paid during the preceding twelve months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

Statement of Investments

April 30, 2005 (Unaudited)

	Shares	Market Value
COMMON STOCKS - (92.7%)
CONSUMER DISCRETIONARY - (12.3%)
Home Furnishings - (3.0%)
Chromcraft Revington Inc*	16,500	$203,775

Hotel - Resort - Cruise - (2.1%)
Fairmont Hotels & Resorts Inc	4,500	141,075

Household Appliances - (2.4%)
Helen of Troy Corp Ltd*	6,000	167,640

Retail - Internet - (2.9%)
Blue Nile Inc*	8,000	201,360

Retail - Specialty - (1.9%)
Pep Boys - Manny Moe & Jack Inc	9,000	127,620
TOTAL CONSUMER DISCRETIONARY		841,470

CONSUMER STAPLES - (3.2%)
Agriculture Products - (3.2%)
Corn Products International Inc	10,000	220,200
TOTAL CONSUMER STAPLES		220,200

ENERGY - (5.3%)
Oil & Gas - Equipment & Services - (1.8%)
Superior Energy Services Inc*	8,000	119,040

Oil & Gas - Exploration & Production - (3.5%)
Houston Exploration Co*	2,000	101,880
Ivanhoe Energy Inc*	60,000	139,800
		241,680
TOTAL ENERGY		360,720

	Shares	Market Value
COMMON STOCKS - (Continued)
FINANCIAL - (17.4%)
Banks - (2.4%)
W Holding Company Inc	20,000	$161,800

Diversified Financial Services - (2.8%)
Affiliated Managers Group*	3,000	187,590

Insurance - Brokers - (2.4%)
Arthur J Gallagher & Co	6,000	167,040

Insurance - Property & Casualty - (7.0%)
Arch Capital Group Ltd*	6,000	239,940
Kingsway Financial Services Inc	15,000	236,850
		476,790

Thrifts & Mortgage Finance - (2.8%)
PMI Group Inc	5,500	193,380
TOTAL FINANCIAL		1,186,600

HEALTHCARE - (17.5%)
Biotechnology - (5.7%)
Hollis-Eden Pharmaceuticals Inc*	30,000	209,400
Lifecell Corp*	15,000	180,000
		389,400
Healthcare Equipment - (8.3%)
Analogic Corp	4,500	187,695
Diagnostic Products Corp	4,000	194,000
Mentor Corp	5,000	183,500
		565,195
Services - (3.5%)
WebMD Corp*	25,000	237,500
TOTAL HEALTHCARE		1,192,095

INDUSTRIALS - (9.3%)
Education - (2.3%)
Corinthian Colleges Inc*	11,000	156,310

Electrical Components - (4.7%)
Ballard Power Systems Inc*	35,000	135,800
Microvision Inc*	40,000	184,000
		319,800

	Shares	Market Value
COMMON STOCKS - (Continued)
Industrial Conglomerates - (2.3%)
Teleflex Inc	3,000	$160,410
TOTAL INDUSTRIALS		636,520

MATERIALS - (7.1%)
Chemicals - Agriculture & Fertilizer - (3.2%)
Scotts Co - Class A*	3,000	217,200

Chemicals - Specialty - (2.6%)
Ferro Corp	10,000	181,200

Diverse Metals & Mining - (1.3%)
Peabody Energy Corp	2,000	87,540
TOTAL MATERIALS		485,940

TECHNOLOGY - (17.8%)
Electronic Equipment - (2.5%)
OSI Systems Inc*	12,000	170,400

Office Electronics - (3.4%)
Intelli-Check Inc*	49,500	229,680

Semiconductor Equipment - (8.9%)
Cymer Inc*	7,000	173,530
Therma-Wave Inc*	160,000	232,000
Veeco Instruments Inc*	15,000	199,650
		605,180
Systems Software - (3.0%)
Hummingbird Ltd*	10,000	205,600
TOTAL TECHNOLOGY		1,210,860

TELECOMMUNICATIONS - (2.8%)
Equipment - (2.8%)
UTStarcom Inc*	20,000	190,200
TOTAL TELECOMMUNICATIONS		190,200

TOTAL COMMON STOCKS (Cost $6,062,928)		6,324,605

EXCHANGE TRADED FUNDS - (5.1%)
iShares Russell 2000	3,000	345,750
TOTAL EXCHANGE TRADED FUNDS (Cost $353,400)		345,750

	Shares	Market Value
MUTUAL FUNDS - (0.9%)
Fifth Third U.S. Treasury Fund	64,231	$64,231
TOTAL MUTUAL FUNDS (Cost $64,231)		64,231

TOTAL INVESTMENTS - (98.7%) (Cost $6,480,559)		$6,734,586

OTHER ASSETS IN EXCESS OF LIABILITIES - (1.3%)		89,908

NET ASSETS (100.0%)		$6,824,494

*Securities on which no cash dividends were paid during the preceding twelve months.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

April 30, 2005 (Unaudited)

	Growth Fund	Aggressive Growth Fund
ASSETS:
Investments, at value (Cost- see below)	$21,520,496	$6,734,586
Dividends and interest receivable	10,698	1,102
Receivable for investments sold	—	135,269
Receivable for fund shares subscribed	100	—
Prepaid and other assets	35,622	18,045

TOTAL ASSETS	$21,566,916	$6,889,002

LIABILITIES:
Payable for investments purchased	$—	$50,362
Payable for fund shares redeemed	2,800	—
Accrued investment advisory fee	10,592	3,616
Accrued administration fee	4,459	4,558
Accrued expenses	6,486	5,972

TOTAL LIABILITIES	$24,337	$64,508

NET ASSETS	$21,542,579	$6,824,494

COMPOSITION OF NET ASSETS:
Capital Stock ($1.00 par value)	$2,465,205	$636,319
Paid-in-capital	21,605,611	4,938,042
Accumlated net investment gain/(loss)	1,240	(82,086)
Accumulated net realized gain/(loss) on investments	(5,508,115)	1,078,192
Net unrealized appreciation in value of investments	2,978,638	254,027

NET ASSETS	$21,542,579	$6,824,494

NET ASSET VALUE PER SHARE:
Net Assets	$21,542,579	$6,824,494
Shares outstanding	2,465,205	636,319
Net asset value and redemption price per share	$8.74	$10.72

COST OF INVESTMENTS	$18,541,858	$6,480,559

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT

Statements of Operations

For the Six Months Ended April 30, 2005 (Unaudited)

	Growth Fund	Aggressive Growth Fund
INCOME:
Dividends (net of foreign tax withheld of $259 for Aggressive Growth Fund)	$233,937	$15,117
Interest	2,524	1,669

TOTAL INCOME	236,461	16,786

EXPENSES:
Investment advisory fees	83,359	35,536
Administration fees	27,000	27,000
Transfer agent fees	52,589	14,381
Fund accounting fees and expenses	16,926	11,466
Custodian fees	4,722	2,187
Legal fees	19,482	5,430
Printing fees	13,479	3,801
Registration fees	5,464	2,545
Audit fees	7,457	4,912
Trustee fees and expenses	12,919	3,641
Proxy voting fees	5,824	1,629
Insurance	12,370	3,624
Other	1,416	488
TOTAL EXPENSES	263,007	116,640
Expenses waived	(27,786)	(17,768)
NET EXPENSES	235,221	98,872

NET INVESTMENT GAIN/(LOSS)	1,240	(82,086)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	727,914	1,081,789
Unrealized appreciation of investments
Beginning of period	3,272,756	903,071
End of period	2,978,638	254,027

Change in net unrealized depreciation of investments	(294,118)	(649,044)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	433,796	432,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$435,036	$350,659

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
OPERATIONS:
Net investment gain/(loss)	$1,240	$(160,807)
Net realized gain on investments	727,914	1,170,872
Change in net unrealized appreciation/(depreciation) of investments	(294,118)	820,356

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	435,036	1,830,421

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(784,483)	(1,704,735)

NET INCREASE/(DECREASE) IN NET ASSETS	(349,447)	125,686

NET ASSETS:
Beginning of period	21,892,026	21,766,340

End of period	$21,542,579	$21,892,026

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
OPERATIONS:
Net investment loss	$(82,086)	$(166,090)
Net realized gain on investments	1,081,789	721,193
Change in net unrealized appreciation/(depreciation) of investments	(649,044)	208,633

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	350,659	763,736

SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets derived from beneficial interest transactions	(16,706)	(851,421)

NET INCREASE/(DECREASE) IN NET ASSETS	333,953	(87,685)

NET ASSETS:
Beginning of period	6,490,541	6,578,226

End of period	$6,824,494	$6,490,541

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - GROWTH FUND

Financial Highlights

Selected Data for Each Share of Beneficial Interest Outstanding

Throughout the Periods Indicated:

	Six Months Ended April 30, 2005 (1)
			Years Ended October 31,
			2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of year	$8.57		$7.89	$6.49	$9.11	$14.57	$18.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.00	(2)	(0.06)	(0.03)	0.01	0.01	(0.01)
Net realized and unrealized gain/(loss) on investments	0.17		0.74	1.44	(1.78)	(2.79)	(1.53)
Total income/(loss) from investment operations	0.17		0.68	1.41	(1.77)	(2.78)	(1.54)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(0.00)		(0.00)	(0.01)	(0.00)	(0.01)	(0.00)
Distributions from net realized gain on investments	(0.00)		(0.00)	0.00	(0.85)	(2.67)	(1.90)
Total distributions to shareholders	(0.00)		(0.00)	(0.01)	(0.85)	(2.68)	(1.90)
Net asset value, end of period	$8.74		$8.57	$7.89	$6.49	$9.11	$14.57
Total Return	1.98%		8.62%	21.69%	(21.90)%	(22.54)%	(9.62)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$21,543		$21,892	$21,766	$19,062	$26,285	$35,921
Ratio of operating expenses to average net assets	2.13	%*	2.09%	2.10%	1.50%	1.50%	1.50%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	2.38	%*	2.34%	2.35%	2.16%	1.74%	1.52%
Ratio of net investment income/(loss) to average net assets	0.01	%*	(0.72)%	(0.46)%	0.08%	0.07%	(0.04)%
Ratio of net investment income/(loss) to average net assets before fee waivers and subsidy reimbursements	(0.24	)%*	(0.97)%	(0.71)%	(0.58)%	(0.17)%	(0.06)%
Portfolio turnover rate**	15.81%		63.80%	109.16%	50.18%	81.78%	77.39%

*Annualized.

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2005 were $3,419,374 and $4,003,112, respectively.

(1) Unaudited.

(2) Less than $.005 per share.

The accompanying notes to financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT - AGGRESSIVE GROWTH FUND

Financial Highlights

Selected Data for Each Share of Beneficial Interest Outstanding

Throughout the Periods Indicated:

	Six Months Ended April 30, 2005 (1)
			Years Ended October 31,
			2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of year	$10.18		$9.12	$6.49	$7.96	$14.72	$11.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)		(0.26)	(0.19)	(0.18)	(0.17)	(0.21)
Net realized and unrealized gain/(loss) on investments	0.67		1.32	2.82	(1.29)	(2.65)	4.35
Total income/(loss) from investment operations	0.54		1.06	2.63	(1.47)	(2.82)	4.14
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gain on investments	(0.00)		(0.00)	(0.00)	(0.00)	(3.94)	(0.88)
Net asset value, end of period	$10.72		$10.18	$9.12	$6.49	$7.96	$14.72
Total Return	5.30%		11.62%	40.52%	(18.47)%	(22.56)%	38.18%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$6,824		$6,491	$6,578	$5,188	$7,057	$9,050
Ratio of operating expenses to average net assets	2.79	%*	2.94%	3.11%	2.90%	2.90%	2.90%
Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements	3.29	%*	3.44%	3.61%	3.71%	3.18%	2.87%
Ratio of net investment loss to average net assets	(2.32	)%*	(2.52)%	(2.43)%	(2.24)%	(1.83)%	(1.60)%
Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements	(2.82	)%*	(3.02)%	(2.93)%	(3.05)%	(2.11)%	(1.57)%
Portfolio turnover rate**	54.47%		84.33%	177.13%	55.79%	92.25%	132.51%

*Annualized.

**A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2005 were $3,769,739 and $3,911,820, respectively.

(1) Unaudited

The accompanying notes to the financial statements are an integral part of the financial statements.

STONEBRIDGE FUNDS TRUST SEMI-ANNUAL REPORT (UNAUDITED)

Notes to Financial Statements

1.              ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Growth Fund, also referred to as the Growth Fund, seeks long-term growth of capital and increased future income, with the production of immediate current income as a secondary objective, through investment primarily in common stocks which appear to have potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation, and investing in companies with large and medium market capitalizations. Stonebridge Aggressive Growth Fund, also referred to as the Aggressive Fund, seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks which appear to have good prospects for superior earnings growth, and investing in companies with smaller market capitalizations.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee using methods approved by the Board of Trustees.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. At October 31, 2004, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Stonebridge Growth Fund	Stonebridge Aggressive Growth Fund
2010	$1,407,378	$—
2011	4,823,828	3,597
Total	$6,231,206	$3,597

As of April 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Stonebridge Growth Fund	Stonebridge Aggressive Growth Fund
Capital loss carryforward	$(6,231,206)	$(3,597)
Net unrealized appreciation in value of investments	2,973,815	254,027
Total	$(3,257,391)	$250,430

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions — Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

Allocation of Expense — Trust expenses which are not Series specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3.              SHARES OF BENEFICIAL INTEREST:

As of April 30, 2005, there were an indefinite number of $1.00 par value shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the six months ended April 30, 2005 and the year ended October 31, 2004, were as follows:

	Stonebridge Growth Fund
	For the Six Months Ended April 30, 2005		For the Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares Sold	28,358	$251,760	29,437	$247,332
Shares Issued in Reinvestment of Dividends	—	—	—	—
Total	28,358	251,760	29,437	247,332
Less Shares Redeemed	(116,231)	(1,036,243)	(233,644)	(1,952,067)
Net Decrease	(87,873)	$(784,483)	(204,207)	$(1,704,735)

	Stonebridge Aggressive Growth Fund
	For the Six Months Ended April 30, 2005		For the Year Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares Sold	19,901	$222,331	19,816	$192,513
Shares Issued in Reinvestment of Dividends	—	—	—	—
Total	19,901	222,331	19,816	192,513
Less Shares Redeemed	(21,262)	(239,037)	(103,670)	(1,043,934)
Net Decrease	(1,361)	$(16,706)	(83,854)	$(851,421)

4.              UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

	Stonebridge Growth Fund	Stonebridge Aggressive Growth Fund
As of April 30, 2005
Gross appreciation (excess of value over tax cost)	$3,432,991	$765,197
Gross depreciation (excess of tax cost over value)	(459,176)	(511,170)
Net unrealized appreciation	$2,973,815	$254,027
Cost of investments for income tax purposes	$18,546,681	$6,480,559

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

5.              TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to an investment advisory fee, computed daily and payable monthly, at an annual rate of 0.75% and 1.00% of the average daily net assets of the Stonebridge Growth and Stonebridge Aggressive Growth Funds, respectively. Effective November 1, 2002, the Adviser has agreed to waive 0.25% and 0.50% of its contractual advisory fees for the Growth Fund and the Aggressive Growth Fund, respectively, to keep the net advisory fees for each Fund at an annual rate of 0.50%, which reduction will continue through October 31, 2005. The waived fees are not subject to recoupment.

Prior to entering into this new arrangement, the Adviser had agreed to defer its annual management fee to the extent necessary to limit the overall annual expenses of the Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund to 1.50% and 2.90%, respectively; however, in circumstances where the Adviser was required to waive 100% of its annual management fee, it was not responsible for reimbursing the Funds for additional expenses. Each Series will remain liable to the Adviser for all such expenses subsidized in any fiscal year, for a period of up to three years from the date the expenses were incurred, so long as reimbursement will not cause the annual expense ratio to exceed the expense limit in effect for that year; such a reimbursement would be recognized as an expense previously deferred in the Statement of Operations in the period it was incurred. As of April 30, 2005, the Stonebridge Growth Fund and the Stonebridge Aggressive Growth Fund had cumulative carryovers of waived expenses of $155,499 and $52,464, respectively, that expire in 2005.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Mutual Funds Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2002, ALPS has agreed to waive fees to reduce the minimum fee to $4,500 per month per Series, which reduction will continue through October 31, 2005. The waived fees are not subject to recoupment.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

Certain officers and trustees of the Trust are also officers and/or trustees of the Adviser.

PROXY VOTING INFORMATION (UNAUDITED):

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-639-3935 or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ended June 30, 2004 is available without charge, upon request, by calling 1-800-639-3935 or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS (UNAUDITED):

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ filings on Form N-Q are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase, which Fund management implemented in January, 2005); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2004 and held until April 30, 2005.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If redemption fees were included, your costs would have been higher.

Stonebridge Growth Fund

	Beginning Account Value at 11/01/04	Ending Account Value at 4/30/05	Expense Paid During Period * 11/01/04 to 4/30/05
Actual Fund Return	$1,000	$1,020	$10.67
Hypothetical Fund Return	$1,000	$1,014	$10.64

* Expenses are equal to the Stonebridge Growth Fund’s annualized expense ratio of 2.13%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

Stonebridge Aggressive Growth Fund

	Beginning Account Value at 11/01/04	Ending Account Value at 4/30/05	Expense Paid During Period * 11/01/04 to 4/30/05
Actual Fund Return	$1,000	$1,053	$14.20
Hypothetical Fund Return	$1,000	$1,011	$13.91

* Expenses are equal to the Stonebridge Aggressive Growth Fund’s annualized expense ratio of 2.79%, multiplied by the average account value over the period, multiplied by the number of days in the first fiscal half-year/365 (to reflect the half-year period).

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)   There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable to semi-annual report.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (principal executive officer)

Date:	July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (principal executive officer)

Date:	July 1, 2005

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(principal financial officer)

Date:	July 1, 2005